PEAR TREE FUNDS

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND
Ordinary Shares:  RPEMX    Institutional Shares:  EMRPX

Supplement dated February 16, 2018

This Supplement amends the Prospectus and the Statement of Additional Information of Pear Tree Funds (the "Trust"), each dated August 1, 2017, as supplemented from time to time, and the Summary Prospectus for Pear Tree PanAgora Risk Parity Emerging Markets Fund dated August 1, 2017.

At a meeting held on February 8, 2018, the Trustees of the Trust, including a majority of the independent trustees, approved the reorganization of Pear Tree PanAgora Risk Parity Emerging Markets Fund ("Risk Parity Fund") with and into Pear Tree PanAgora Emerging Markets Fund ("Emerging Markets Fund").  The Trustees believe this reorganization is in the best interests of Risk Parity Fund and its shareholders for several reasons.

When the proposed reorganization is consummated, Risk Parity Fund shareholders will become shareholders of Emerging Markets Fund.  Risk Parity Fund and Emerging Markets Fund have identical investment objectives and substantially similar investment strategies.  Both funds also have the same investment sub-adviser, PanAgora Asset Management, Inc., and the same portfolio managers.  In addition, Risk Parity Fund and Emerging Markets Fund have substantially similar risk profiles and while their portfolio holdings differ somewhat, Risk Parity Fund and Emerging Markets Fund concentrate their investments in securities having similar characteristics. However, there will be an increase in fees for Risk Parity Fund shareholders who become shareholders of the Emerging Markets Fund as Emerging Markets Fund has a higher management fee and a higher overall expense ratio.

Subject to a number of conditions, the reorganization will close on or about March 28, 2018, and will be effected at the relative net asset values of the Emerging Markets Fund as of the close of business on March 28, 2018.  Shares of each class of Risk Parity Fund will be converted into shares of the same class of Emerging Markets Fund with the same aggregate net asset value. The reorganization is expected to be tax-free to shareholders of Risk Parity Fund and have no effect on existing shareholders of Emerging Markets Fund.

In light of the foregoing, Risk Parity Fund will be closed to new accounts and to new investments in existing accounts effective February 16, 2018.  If you have a systematic investment plan established on your account, it will be suspended so no additional purchases will be made after February 16, 2018.  If you wish the systematic purchase amount to continue in a different Pear Tree Fund, you need to contact us and provide authorization.  For more information about Emerging Markets Fund, please review the Pear Tree Funds' prospectus, which you may find online at www.peartreefunds.com or call Shareholder Services at 1-800-326-2151 and request that a copy be mailed to you.

In addition, shareholders of Risk Parity Fund as of February 16, 2018 (the record date) will receive a combination information statement/prospectus that describes the reorganization in more detail, including additional information about Emerging Markets Fund.  Please note, however, that shareholders of Risk Parity Fund are not required to vote on the reorganization and neither the Trustees nor the Trust are not seeking shareholder approval.

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Please keep this Supplement with your records.